UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2022

IDEAL POWER INC.

(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5508 Highway 290 West, Suite 120

Austin, Texas, 78735

(Address of Principal Executive Offices)

512-264-1542

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IPWR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Ideal Power Inc. (the “Company”) is filing this Amendment No. 1 to amend the Company’s Current Report on Form 8-K filed on March 14, 2022 (the “Prior 8-K”) to update certain disclosures therein under Item 5.02. The disclosure contained in Item 5.02 of the Prior 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment No. 1.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 5.02 below is incorporated by reference herein.

As previously disclosed, on January 13, 2022, the Company received correspondence from the Nasdaq Stock Market, Inc. (“Nasdaq”) noting that the Company was no longer in compliance with Nasdaq’s audit committee composition requirements as set forth in Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee to be composed of at least three independent directors (the “Notice”). The Notice was the result of the passing of David B. Eisenhaure on October 21, 2021. The passing of Mr. Eisenhaure left the Audit Committee with only two independent directors.

As a result of the Appointments (as defined below), the Company believes that it has regained compliance with the audit committee composition requirements set forth in Nasdaq Listing Rule 5605(c)(2)(A).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Prior 8-K, on March 10, 2022, the Company’s Board of Directors (the “Board”) appointed Drue Freeman and Greg Knight to the Board, effective April 4, 2022. At the time of the Prior 8-K filing, the Board had not yet determined the Board committee assignments for Messrs. Freeman and Knight.

The Company is filing this Amendment No. 1 to report that, on April 13, 2022, the Board appointed (the “Appointments”) (i) Mr. Freeman as the Chairperson of the Nominating and Corporate Governance Committee and as a member of the Audit Committee and (ii) Mr. Knight as Chairperson of the Compensation Committee and as a member of each of the Audit Committee and the Nominating and Corporate Governance Committee. In connection therewith, the Board also voted to update the composition of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Following these updates, the three standing committees of the Board are constituted as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael C. Turmelle (Chairperson)	Greg Knight (Chairperson)	Drue Freeman (Chairperson)
Drue Freeman	Ted Lesster	Greg Knight
Greg Knight	Michael C. Turmelle	Ted Lesster

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2022	IDEAL POWER INC.

	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer